Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT, dated as of August 26, 2015 (the “Amendment”), is made pursuant to that certain Third Amended and Restated Revolving Credit and Security Agreement dated as of May 22, 2015 (as amended, restated, modified or supplemented from time to time, the “Agreement”), by and among PENNANTPARK FLOATING RATE FUNDING I, LLC, a Delaware limited liability company, as borrower (together with its permitted successors and assigns, the “Borrower”); PENNANTPARK INVESTMENT ADVISERS, LLC, a Delaware limited liability company, as the collateral manager (together with its permitted successors and assigns, the “Collateral Manager”); the LENDERS from time to time party thereto; SUNTRUST BANK (“SunTrust Bank”), as administrative agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Administrative Agent”), U.S. BANK NATIONAL ASSOCIATION, as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Collateral Agent”); U.S. BANK NATIONAL ASSOCIATION, as custodian (in such capacity, together with its successors and assigns, the “Custodian”); U.S. BANK NATIONAL ASSOCIATION, as collateral administrator (in such capacity, together with its successors and assigns, the “Collateral Administrator”); and U.S. BANK NATIONAL ASSOCIATION, as backup collateral manager (in such capacity, together with its successors and assigns, the “Backup Collateral Manager”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Collateral Manager, the Lenders, the Collateral Agent, the Backup Collateral Manager, the Custodian, the Collateral Administrator and the Administrative Agent have previously entered into and are currently party to the Agreement;

WHEREAS, the Borrower has requested that the Lenders increase the Facility Amount and make certain other amendments to the Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Agreement.

Section 2. Amendments.

2.1. Section 1.01 of the Agreement shall be amended by amending and restated the following defined terms in their entirety, respectively, such defined terms to read as follows:

“Administrative Agent Fee Letter” means that certain Amended and Restated Administrative Agent Fee Letter, dated as of August 26, 2015, by and among the Administrative Agent and the Borrower, as the same may be amended or amended and restated from time to time.

“Lender Fee Letter” means, collectively, (i) that certain Sixth Amended and Restated Lender Fee Letter, dated as of the First Amendment Effective Date, by and among the Lenders, the Borrower and the Administrative Agent, as the same may be amended or amended and restated from time to time, and (ii) any upfront fee letters entered into by and among any Lender and the Borrower.

“Reinvestment Period” means the period from and including the Closing Date to and including the earlier of (a) August 26, 2018 (or such later date as may be agreed by the Borrower and each of the Lenders and notified in writing to the Agents) or (b) the date of the termination of the Commitments pursuant to Section 6.01.

2.2.      Section 1.01 of the Agreement shall be further amended by inserting the following defined term in alphabetical order, such defined term to read as follows:

“First Amendment Effective Date” means August 26, 2015.

2.3.      Schedule 1 to the Agreement (Commitments) is hereby amended and restated in its entirety to read as set forth on Annex A attached hereto and made a part hereof.

Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

3.1.      The Administrative Agent, the Borrower, the Collateral Manager, and the Lenders shall have executed and delivered this Amendment.

3.2.      The Administrative Agent shall have received all fees due and payable under the Amended and Restated Administrative Agent Fee Letter dated as of the First Amendment Effective Date, by and between the Borrower and the Administrative Agent.

3.3.      The Administrative Agent and each Lender shall have received all fees due and payable under the Sixth Amended and Restated Lender Fee Letter dated as of the First Amendment Effective Date, by and among the Administrative Agent, each Lender and the Borrower.

3.4.      The Administrative Agent shall have received a resolutions and other corporate authority documentation as well as a favorable written opinion of counsel to the Borrower, in form and substance satisfactory to the Administrative Agent.

3.5.      Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

Section 4. Representations of the Borrower and Collateral Manager. Each of Borrower and Collateral Manager hereby represent and warrant to the parties hereto that as of the date hereof (a) each of their respective representations and warranties contained in Article IV of the Agreement and any other Facility Documents to which it is a party are true and correct in all material respects as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties relate solely to an earlier date, and then are true and correct as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing under the Agreement.

Section 5. Agreement in Full Force and Effect. Except as specifically amended herein, the Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe Portable Document Format File (also known as an “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

Section 7 Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

Section 8. Appointment of Joint Lead Arranger. The Borrower and SunTrust Bank, in its capacity as a Lead Arranger, each agree to appoint Capital One, N.A. (“Capital One”) as a Joint Lead Arranger for the Commitments (in such capacity, a “Joint Lead Arranger” and together with SunTrust Bank, the “Arrangers”). Capital One’s engagement shall commence on the date hereof and shall continue until the Commitment Termination Date.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Third Amended and Restated Revolving Credit and Security Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

“BORROWER” AND “COLLATERAL MANAGER”

PENNANTPARK FLOATING RATE FUNDING I, LLC, as Borrower

By:	PENNANTPARK FLOATING RATE CAPITAL LTD., its Designated Manager

By:

Name: Arthur Penn

Title: CEO

PENNANTPARK INVESTMENT ADVISERS, LLC, as Collateral Manager

By:

Name: Arthur Penn

Title: CEO

[Signature Page to First Amendment to Third Amended and Restated Revolving Credit and Security Agreement]

“ADMINISTRATIVE AGENT” AND “REQUIRED LENDER”

SUNTRUST BANK, as Administrative Agent

By:

Name:	Jason Meyer
Title:	First Vice President

SUNTRUST BANK, as Lender

By:

Name:	Jason Meyer
Title:	First Vice President

“LENDERS”

GOLDMAN SACHS BANK USA, as Lender

By:
Name:

Title:

MORGAN STANLEY BANK, N.A., as Lender

By:
Name:

Title:

CAPITAL ONE, N.A., as Lender

By:
Name:

Title:

[Signature Page to First Amendment to Third Amended and Restated Revolving Credit and Security Agreement]

“ADMINISTRATIVE AGENT” AND “REQUIRED LENDER”

SUNTRUST BANK, as Administrative Agent

By:
Name:
Title:

SUNTRUST BANK, as Lender

By:
Name:
Title:

“LENDERS”

GOLDMAN SACHS BANK USA, as Lender

By:

Name:	Rebecca Kratz

Title:	Authorized Signatory

MORGAN STANLEY BANK, N.A., as Lender

By:
Name:

Title:

CAPITAL ONE, N.A., as Lender

By:
Name:

Title:

[Signature Page to First Amendment to Third Amended and Restated Revolving Credit and Security Agreement]

“ADMINISTRATIVE AGENT” AND “REQUIRED LENDER”

SUNTRUST BANK, as Administrative Agent

By:
Name:

Title:

SUNTRUST BANK, as Lender

By:

Name:

Title:

“LENDERS”

GOLDMAN SACHS BANK USA, as Lender

By:
Name:

Title:

MORGAN STANLEY BANK, N.A., as Lender

By:

Name:	Michael King

Title:	Authorized Signatory

CAPITAL ONE, N.A., as Lender

By:
Name:

Title:

[Signature Page to First Amendment to Third Amended and Restated Revolving Credit and Security Agreement]

“ADMINISTRATIVE AGENT” AND “REQUIRED LENDER”

SUNTRUST BANK, as Administrative Agent

By:
Name:

Title:

SUNTRUST BANK, as Lender

By:

Name:

Title:

“LENDERS”

GOLDMAN SACHS BANK USA, as Lender

By:
Name:

Title:

MORGAN STANLEY BANK, N.A., as Lender

By:
Name:

Title:

CAPITAL ONE, N.A., as Lender

By:

Name:	Matthew Tallo

Title:	Managing Director

[Signature Page to First Amendment to Third Amended and Restated Revolving Credit and Security Agreement]

CITY NATIONAL BANK, as Lender

By:

Name: Jeffrey Feinberg Title: Senior Vice President

[Signature Page to First Amendment to Third Amended and Restated Revolving Credit and Security Agreement]

ANNEX A

TO

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED

REVOLVING CREDIT AND SECURITY AGREEMENT

SCHEDULE 1

COMMITMENTS AND PERCENTAGES

LENDER	COMMITMENT	PERCENTAGE

SunTrust Bank	$175,000,000.00	60.3448276%

Goldman Sachs Bank USA	$15,000,000.00	5.1724138%

Morgan Stanley Bank, N.A.	$10,000,000.00	3.4482758%

Capital One, N.A.	$75,000,000.00	25.8620689%

City National Bank	$15,000,000.00	5.1724138%

FACILITY AMOUNT	$290,000,000.00	100.0000000%